This is filed pursuant to Rule 497(e).

Securities Act File No. 333-106971
Investment Company Act File No. 811-21399



                          AEGIS HIGH YIELD FUND

                    SUPPLEMENT DATED AUGUST 17, 2007
       TO THE AEGIS HIGH YIELD FUND PROSPECTUS DATED APRIL 27, 2007

 THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED
    IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


The following disclosure replaces the first and second paragraphs under How to Purchase Shares in the Prospectus:

How to Purchase Shares
Shares of the Fund may be purchased directly from the Fund, or through an existing brokerage account held by the investor if the broker has an arrangement with the Fund. The Fund reserves the right to reject any specific purchase order and to close the Fund to new or existing investors at any time. You may only purchase shares if the Fund is eligible for sale in your state or jurisdiction.

The minimum initial investment in the Fund is $10,000, although for IRA accounts the minimum initial investment is $4,000. The minimum subsequent purchase amount is $1,000 unless the purchase is made in connection with the Automatic Investment Plan, in which case you can make monthly or quarterly investments of $100 or more. Minimum investment requirements may be waived by the Fund for employer-sponsored retirement plan accounts. The Fund reserves the right to change its investment minimums at any time.


The following disclosure replaces the fifth through ninth paragraphs under Additional Information Regarding Purchases and Redemptions in the
Prospectus:

Frequent Purchases and Redemptions of Fund Shares
Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks for other shareholders of the Fund. These risks may include, among others, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund s portfolio, and increased brokerage and administrative costs.

Although it has determined that the frequent purchase and redemption of Fund shares has not been, and is not likely to be, a material operating issue of the Fund, the Fund s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures take into account the historic volatility of the Fund s NAV, the Fund s investment of at least a portion of its assets in liquid securities, and the Fund s limitations on exchange privileges. The Board may amend the policies and procedures without prior notice to shareholders.

The Fund is intended for long-term investment. The Fund discourages frequent purchases and redemptions of Fund shares that are counter to the interests of all the Fund s shareholders. The Fund has no side arrangements with any party permitting frequent purchases and redemptions of Fund shares. The Fund reserves the right to reject or limit purchases or exchanges or to close or otherwise restrict shareholder accounts for any reason including a history of frequent purchases and redemptions of Fund shares.

Certain types of transactions generally do not raise frequent trading concerns and normally will not require application of the Fund s policies and procedures with respect to frequent purchases and redemptions of Fund shares. These transactions include, but are not limited to, reinvestment of distributions, automatic investment or withdrawal plans, transactions initiated by a plan sponsor, and certain transfers of shares.

In consultation with the Fund s Chief Compliance Officer, the Fund monitors shareholder accounts, including omnibus accounts, on a systematic basis by employing parameters to observe the intervals between and size of a shareholder s purchases and redemptions. Though the monitoring methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund will consider imposition of shareholder account restrictions when frequent shareholder transactions are made that may be judged to be counter to the interests of all the Fund s shareholders. The Fund may take action to impose account restrictions even if historically applied parameters are not met.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, such as brokers. These arrangements often permit the financial intermediary to aggregate their client transactions and ownership positions. In these circumstances, the identity of the shareholders is not known to the Fund. With respect to the omnibus accounts, the Fund will rely on reports provided by the financial intermediary. In addition, the Fund has entered into agreements with the intermediaries that will require an intermediary to provide the Fund with information, upon the Fund s request, about shareholder identities and their transactions in Fund shares. These agreements also require a financial intermediary to execute instructions from the Fund to restrict or prohibit further purchases or exchanges of Fund shares by any shareholder identified by the Fund. The Fund may accept undertakings from intermediaries to enforce frequent trading policy limitations on behalf of the Fund. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect frequent purchases and sales in omnibus accounts.

While the Fund will systematically seek to take actions (directly and with the assistance of financial intermediaries) that will detect and monitor frequent purchases and sales, the Fund does not represent that all or any such trading activity will necessarily be restricted or minimized. Transactions placed in violation of the Fund s policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.


PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE